EXHIBIT 1

AGREEMENT

 Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Verona Pharma plc.

EXECUTED this 21st day of January, 2025

GROWTH EQUITY OPPORTUNITIES 17, LLC

By:	NEW ENTERPRISE ASSOCIATES 17, L.P. Sole Member

By:	NEA PARTNERS 17, L.P.

General Partner

By:	NEA 17 GP, LLC

General Partner

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 17, L.P.

By:	NEA PARTNERS 17, L.P. General Partner

By:	NEA 17 GP, LLC General Partner

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 17, L.P.

By:	NEA 17 GP, LLC General Partner

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

NEA 17 GP, LLC

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

GROWTH EQUITY OPPORTUNITIES FUND IV, LLC

By:	NEW ENTERPRISE ASSOCIATES 15, L.P. Sole Member

By:	NEA PARTNERS 15, L.P.

General Partner

By:	NEA 15 GP, LLC General Partner

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 15, L.P.

By:	NEA PARTNERS 15, L.P. General Partner

By:	NEA 15 GP, LLC General Partner

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 15, L.P.

By:	NEA 15 GP, LLC General Partner

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

NEA 15 GP, LLC

By:	*
Anthony A. Florence, Jr. Managing Partner and Co-Chief Executive Officer

By:	*
Mohamad Makhzoumi Managing Partner and Co-Chief Executive Officer

                        *

Forest Baskett

                        *

Ali Behbahani

                        *

Carmen Chang

                        *

Anthony A. Florence, Jr.

                        *

Mohamad H. Makhzoumi

                        *

Edward T. Mathers

                        *

Scott D. Sandell

                        *

Paul Walker

                        *

Rick Yang

*/s/ Zachary Bambach

Zachary Bambach

As attorney-in-fact

This Agreement relating to Schedule 13D was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached hereto as Exhibit 2.